EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



     We consent to the use of our report dated September 21, 1998 on the consolidated financial statements of Total Research Corporation as of June 30, 1998 and 1997 and for the three years ended June 30, 1998, which is incorporated by reference in this Registration Statement (Form S-8) pertaining to the 1986 Employee Stock Option Plan of Total Research Corporation.


                                    /s/ Amper, Politziner & Mattia P.A.
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                                    Amper, Politziner & Mattia P.A.


Edison, New Jersey
March 15, 1999